UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 19, 2006

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ECOSPHERE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	000-25663	65-0841549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3515 S.E. Lionel Terrace
Stuart, FL 34997
(772) 287-4846

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On December 19, 2006, Ecosphere Technologies, Inc. (the “Company”) completed a private placement and received gross proceeds of $5 million from the sale of two types of units. Under a Securities Purchase Agreement (the “Purchase Agreement”), four institutional investors and one accredited investor purchased $4.7 million of units consisting of $5,595,238 of senior convertible debentures (the “Debentures”) and 11,372,432 five-year warrants (the “Five-Year Warrants”) as part of their investment. Additionally, the Company on the same date sold units consisting of 734,707 shares of its common stock and 734,707 warrants to two accredited investors for $300,000. Purchasers of the Debenture units (the “Debenture Purchasers”) received registration rights requiring the company to file a Registration Statement as provided in a Registration Rights Agreement; purchasers of the common stock and warrants do not have any registration rights.

The Debentures mature on the third anniversary of the date of the Securities Purchase Agreement (the “Purchase Agreement”) or December 15, 2009 (the “Maturity Date”).

So long as a Registration Statement is effective, the Company will have the right to prepay the Debentures prior to December 15, 2008 and 2009 in cash, all or a portion of the Debentures at 110% or 130% respectively of the outstanding principal amount thereof, plus accrued interest.

The Debenture Purchasers may convert the Debentures into shares of common stock at the  conversion price contained in the Debentures (the “Conversion Price”).

At the option of the Company, the Debentures are mandatorily convertible into common stock if the average volume of the common stock for any 20 out of 30 consecutive trading days exceeds the Conversion Price by at least 200%; provided, however, that:

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The Registration Statement is expected to remain effective and available for use by the Purchasers, and

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the average daily trading volume of the common stock for the 20 consecutive trading days immediately preceding (but not including) the mandatory conversion date must have exceeded 100,000 shares.

The Purchase Agreement and the Debentures contain a number of affirmative and negative covenants relating to the Company’s future activities.

Item 3.02

Unregistered Sales of Equity Securities

The description of the issuance of securities under Item 1.01 above is hereby incorporated by reference.

The Company issued the securities described above pursuant to Sections 4(2) and 4(6) and Rule 506 under the Securities Act of 1933 and in reliance on similar exemptions under applicable state securities laws.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description
4.1	Form of Convertible Debenture(1)
4.2	Form of Five-Year Warrant(2)
4.3	Form of Three-Year Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement(3)
10.3	Form of Subscription Agreement

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(1)

Contained in Exhibit A to Exhibit 10.1.

(2)

Contained in Exhibit C to Exhibit 10.1.

(3)

Contained in Exhibit B to Exhibit 10.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOSPHERE TECHNOLOGIES, INC.
By:	/s/ JAMES C. RUSHING III
Chief Financial Officer

Date: December 19, 2006

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